SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                               ---------------

                                  FORM S-8

                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933
                              ----------------


                            TAG-IT PACIFIC, INC.
           (Exact Name of Registrant as Specified in Its Charter)

                                  DELAWARE
       (State or Other Jurisdiction of Incorporation or Organization)

                                 95-4654481
                    (I.R.S. Employer Identification No.)

                           3820 SOUTH HILL STREET
                           LOS ANGELES, CALIFORNIA                 90037
                  (Address of Principal Executive Offices)       (Zip Code)

                    TAG-IT PACIFIC, INC. 1997 STOCK PLAN
                          (Full Title of the Plan)

                      MARK DYNE, CHAIRMAN OF THE BOARD
                            TAG-IT PACIFIC, INC.
                           3820 SOUTH HILL STREET
                       LOS ANGELES, CALIFORNIA  90037
                   (Name and Address of Agent for Service)

                               (213) 234-9606
        (Telephone Number, Including Area Code, of Agent for Service)
                                -------------

                                 Copies to:
                            MURRAY MARKILES, ESQ.
                    TROOP MEISINGER STEUBER & PASICH, LLP
                          10940 WILSHIRE BOULEVARD
                        LOS ANGELES, CALIFORNIA 90024
                               (310) 824-7000
                                 -----------

                        CALCULATION OF REGISTRATION FEE
=============================================================================
                                        Proposed    Proposed
                                        Maximum     Maximum
Title of Securities     Amount to Be    Offering    Aggregate    Amount of
  to Be Registered      Registered      Price Per   Offering     Registration
                                         Share(1)    Price(1)        Fee
-----------------------------------------------------------------------------
   Common Stock        562,500 Shares     $3.50     $1,968,750       $581
=============================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended, and based upon the average of the high and low prices of the Common Stock on the American
Stock Exchange on April 9, 1998.




                                   PART I


              INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS


ITEM 1.   PLAN INFORMATION.*

ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

     * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and the Note to Part I of Form S-8.

                                   PART II

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents are incorporated herein by reference:

     (a) Registrant's prospectus dated January 23, 1998 filed with the Securities and Exchange Commission on January 27, 1998 pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

     (b) Pages 47 through 49 from Registrant's Amendment No. 4 to Registration Statement on Form SB-2, File No. 333-38397, containing the discussion set forth under the caption "Description of Capital Stock."

     (c) Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 1998, reporting under Item 8 thereof the change in the Registrant's fiscal year end.

     (d) Registrant's Transition Report on Form 10-QSB for the four month period ended December 31, 1997, filed with the Securities and Exchange Commission on March 27, 1998.

     (e) All documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.


ITEM 4.   DESCRIPTION OF SECURITIES.

     The securities to be offered are registered under Section 12 of the Exchange Act of 1934.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     None.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's Certificate of Incorporation and its Bylaws provide for the indemnification by the Registrant of each director, officer and employee of the Registrant to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended. Section 145 of the Delaware General Corporation

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Law provides in relevant part that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

     In addition, Section 145 provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Delaware law further provides that nothing in the above-described provisions shall be deemed exclusive of any other rights to indemnification or advancement of expenses to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     The Registrant's Certificate of Incorporation provides that a director of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director. Section 102(b)(7) of the Delaware General Corporation Law provides that a provision so limiting the personal liability of a director shall not eliminate or limit the liability of a director for, among other things: breach of the duty of loyalty; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; unlawful payment of dividends; and transactions from which the director derived an improper personal benefit.

     The Registrant has entered into separate but identical indemnity agreements (the "Indemnity Agreements") with each director of the Registrant and certain officers of the Registrant (the "Indemnitees"). Pursuant to the terms and conditions of the Indemnity Agreements, the Registrant indemnified each Indemnitee against any amounts which he or she becomes legally obligated to pay in connection with any claim against him or her based upon any action or inaction which he or she may commit, omit or suffer while acting in his or her capacity as a director and/or officer of the Registrant or its subsidiaries, provided, however, that Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal action, had no reasonable cause to believe Indemnitee's Conduct was unlawful.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.


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


ITEM 8.  EXHIBITS.

     4.1  Tag-It Pacific, Inc. 1997 Stock Plan - incorporated by reference to
          Exhibit 10.29 of Registrant's Registration Statement on Form SB-2 dated October 21, 1997, File No. 333-38397, as amended.

     4.2 Form of Registrant's Stock Option Agreement (Non-Statutory Stock Option) - incorporated by reference to Exhibit 10.30 of Registrant's Registration Statement on Form SB-2 dated October 21, 1997, File No. 333-38397, as amended.

     5.1 Opinion of Troop Meisinger Steuber & Pasich, LLP regarding validity of securities.

     23.1  Consent of Troop Meisinger Steuber & Pasich, LLP (included in
           Exhibit 5.1).

     23.2  Consent of BDO Seidman, LLP.

     24.1 Power of Attorney (included as part of the Signature Page of this Registration Statement).


ITEM 9.  UNDERTAKINGS.

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant


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will, unless in the opinion of the counsel the matter has been settled by controlling precedent, submit to the appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 13th day of April, 1998.

                                  TAG-IT PACIFIC, INC.
                                  (Registrant)


                            By:     /s/ Francis Shinsato
                                   --------------------------------
                                   FRANCIS SHINSATO, CHIEF FINANCIAL OFFICER


                              POWER OF ATTORNEY

       Each person whose signature appears below constitutes and appoints Colin Dyne and Francis Shinsato, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                             TITLE                         DATE
---------                             -----                         ----


 /s/ Mark Dyne
-------------------------          Chairman of the Board     April 13, 1998
     Mark Dyne

 /s/ Colin Dyne
----------------------------
     Colin Dyne                   Chief Executive Officer    April 13, 1998
                                       and Director

 /s/ Harold Dyne
----------------------------
     Harold Dyne                  President and Director     April 13, 1998


 /s/ Francis Shinsato              Chief Financial Officer
----------------------------       (Principal Financial      April 13, 1998
     Francis Shinsato                     Officer)


 /s/ Diana Maranon
----------------------------
     Diana Maranon                        Director           April 13, 1998

 /s/ Brent Cohen
----------------------------
     Brent Cohen                          Director           April 13, 1998

 /s/ Michael Katz
----------------------------
     Michael Katz                         Director           April 13, 1998

 /s/ Paul Markiles
----------------------------
     Paul Markiles                        Director           April 13, 1998


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


                                EXHIBIT INDEX


EXHIBIT NO.              EXHIBIT DESCRIPTION
-----------              -------------------

4.1 Tag-It Pacific, Inc. 1997 Stock Plan - incorporated by reference to Exhibit 10.29 of Registrant's Registration Statement on Form SB-2 dated October 21, 1997, File No. 333-38397, as amended.

4.2 Form of Registrant's Stock Option Agreement (Non-Statutory Stock Option) - incorporated by reference to Exhibit 10.30 of Registrant's Registration Statement on Form SB-2 dated October 21, 1997, File No. 333-38397, as amended.

5.1 Opinion of Troop Meisinger Steuber & Pasich LLP regarding validity of securities.

23.1             Consent of Troop Meisinger Steuber & Pasich (included in
                 Exhibit 5.1).

23.2             Consent of BDO Seidman, LLP.

24.1 Power of Attorney (included as part of the Signature Page of this Registration Statement).


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